As filed with the Securities and Exchange Commission on November 25, 1998
                                                      Registration No. 333-67695
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                         PRE-EFFECTIVE AMENDMENT NO. 1
                                      to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                             -----------------------

                                STORAGE USA, INC.
             (Exact name of registrant as specified in its charter)

           TENNESSEE                                            62-1251239
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                               165 Madison Avenue
                                   Suite 1300
                            Memphis, Tennessee 38103
                                 (901) 252-2000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                Mr. Dean Jernigan
                      Chairman and Chief Executive Officer
                                Storage USA, Inc.
                               165 Madison Avenue,
                                   Suite 1300
                            Memphis, Tennessee 38103
                                 (901) 252-2000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:
                              Mr. Randall S. Parks
                                Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                          Richmond, Virginia 23219-4074

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement in light of market conditions and other factors.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:[ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box: [ ]


--------------------
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS




Item 16. Exhibits.

1.1* Private Placement Purchase Agreement, dated November 12, 1998, by and between SUSA Partnership, L.P. and Greene Street 1998 Exchange Fund, L.P., relating to the sale of 650,000 8 7/8% Series A Cumulative Redeemable Preferred Units of SUSA Partnership, L.P.

3.1* Articles of Amendment to the Amended Charter of Storage USA, Inc., designating and fixing the rights and preferences of the 8 7/8% Series A Cumulative Redeemable Preferred Stock, as filed with the Secretary of State of the State of Tennessee on November 12, 1998.

4.1**    Form of  Common Stock Certificate

4.2***   Form of Amended Charter of Storage USA

4.3**    Restated and Amended Bylaws of Storage USA

5        Opinion of Hunton & Williams (previously filed)

8        Tax Opinion of Hunton & Williams

10.1* Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of SUSA Partnership, L.P., dated November 12, 1998, establishing the 8 7/8% Series A Cumulative Redeemable Preferred Units of Partnership Interest and fixing distribution and other preferences and rights of such units.

10.2* Registration Rights Agreement, dated as of November 12, 1998, by and between Storage USA, Inc. and Greene Street 1998 Exchange Fund, L.P.

23.1     Consent of Hunton & Williams (included in Exhibits 5 and 8)

23.2     Consent of PricewaterhouseCoopers LLP (previously filed)

24       Power of Attorney (previously filed)

-------------------------

* Filed as an Exhibit to Storage USA's current report on Form 8-K, filed with the Commission on November 20, 1998, and incorporated by reference herein.

** Filed as an Exhibit to Storage USA's Registration Statement on Form S-11, File No. 33-74072, as amended, and incorporated by reference herein.

*** Filed as an Exhibit to Storage USA's Amendment No. 1 to Registration Statement on Form S-3, File No. 333-4556, and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this pre-effective amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee on this 25th day of November, 1998.

                                By: /s/ Jobn W. McConomy
                                    ---------------------------
                                    John W. McConomy
                                    General Counsel

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 25, 1998.

           Signature                                    Title & Capacity
           ---------                                    ----------------
      /s/ Dean Jernigan*                      Chairman of the Board, Chief Executive
---------------------------------                     Officer and Director
         Dean Jernigan                            (Principal Executive Officer)


     /s/ Christopher P. Marr*                         Chief Financial Officer
---------------------------------         (Principal Financial and Accounting Officer)
      Christopher P. Marr


    /s/ C. Ronald Blankenship*                               Director
---------------------------------
     C. Ronald Blankenship

      /s/ Howard P. Colhoun*                                 Director
---------------------------------
       Howard P. Colhoun

      /s/ Alan B. Graf, Jr.*                                 Director
---------------------------------
       Alan B. Graf, Jr.

       /s/ Mark Jorgensen*                                   Director
---------------------------------
        Mark Jorgensen




       /s/ John P. McCann*                                   Director
---------------------------------
        John P. McCann

     /s/ Caroline S. McBride*                                Director
---------------------------------
      Caroline S. McBride

     /s/ William D. Sanders*                                 Director
---------------------------------
      William D. Sanders

      /s/ Harry J. Thie*                                     Director
---------------------------------
         Harry J. Thie


*By:   /s/John W. McConomy
    -----------------------------
        John W. McConomy
        Attorney-in-Fact


                                  EXHIBIT INDEX
Exhibit
Number     Exhibit
------     -------

1.1* Private Placement Purchase Agreement, dated November 12, 1998, by and between SUSA Partnership, L.P. and Greene Street 1998 Exchange Fund, L.P., relating to the sale of 650,000 8 7/8% Series A Cumulative Redeemable Preferred Units of SUSA Partnership, L.P.

3.1* Articles of Amendment to the Amended Charter of Storage USA, Inc., designating and fixing the rights and preferences of the 8 7/8% Series A Cumulative Redeemable Preferred Stock, as filed with the Secretary of State of the State of Tennessee on November 12, 1998.

4.1**    Form of  Common Stock Certificate

4.2***   Form of Amended Charter of Storage USA

4.3**    Restated and Amended Bylaws of Storage USA

5        Opinion of Hunton & Williams (previously filed)

8        Tax Opinion of Hunton & Williams

10.1* Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of SUSA Partnership, L.P., dated November 12, 1998, establishing the 8 7/8% Series A Cumulative Redeemable Preferred Units of Partnership Interest and fixing distribution and other preferences and rights of such units.

10.2* Registration Rights Agreement, dated as of November 12, 1998, by and between Storage USA, Inc. and Greene Street 1998 Exchange Fund, L.P.

23.1     Consent of Hunton & Williams (included in Exhibits 5 and 8)

23.2     Consent of PricewaterhouseCoopers LLP (previously filed)

24       Power of Attorney (previously filed)

-------------------------

* Filed as an Exhibit to Storage USA's current report on Form 8-K, filed with the Commission on November 20, 1998, and incorporated by reference herein.

** Filed as an Exhibit to Storage USA's Registration Statement on Form S-11, File No. 33-74072, as amended, and incorporated by reference herein.

*** Filed as an Exhibit to Storage USA's Amendment No. 1 to Registration Statement on Form S-3, File No.333-4556, and incorporated by reference herein.